UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 31, 2021

SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)
(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
SYNNEX Corporation (“SYNNEX”) is filing this Current Report on Form
8-K
to reflect the reclassification of operations between continuing and discontinued operations in accordance with the provisions of “Presentation of Financial Statements” in the Accounting Standards Codification (“ASC”).
On December 1, 2020, the Company completed the previously announced separation of its customer experience services business (the “Separation”) that was included within continuing operations as of November 30, 2020 in our Annual Report on Form
10-K
for the year ended November 30, 2020 (the “2020 Annual Report”). In accordance with the provisions of “Presentation of Financial Statements” in the ASC, the results of operations of this discontinued operations were removed from the results of continuing operations and were included in the results of discontinued operations in SYNNEX’ Quarterly Report on Form
10-Q
for the first quarter ended February 28, 2021.
This Current Report on Form
8-K
updates certain financial information for the years ended November 30, 2020, 2019 and 2018 and related disclosure presented in Item 6, 7, 7A, 8 and 15(a) of the 2020 Annual Report to reflect the reclassification of operations between continuing and discontinued operations during the first quarter ended February 28, 2021 as discussed above. This reclassification has no effect on SYNNEX’:

•	reported net income or net income per share;

•	consolidated balance sheets;

•	consolidated statements of comprehensive income;

•	consolidated statements of stockholders’ equity;

•	consolidated statements of cash flows; or

•	the discussion of liquidity and capital resources for these periods.
The updated financial information and related disclosure is set forth in Exhibit 99.1 to this Current Report and is incorporated herein by reference. Unless otherwise noted, the information in this Current Report and the exhibits filed herewith are as of the date of this Current Report and do not reflect events occurring after the filing of the 2020 Annual Report and do not modify or update the disclosures therein in any way for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than as specifically required to reflect the reclassification of operations between continuing and discontinued operations as noted herein. Other than the sections of the 2020 Annual Report that are revised herein, all other information in the 2020 Annual Report remains unchanged and has not been otherwise updated for events occurring after the filing of the 2020 Annual Report, and continues to speak only as of the original filing date.
More recent information, including risk factors, is contained in SYNNEX’s Forms 10-Q for the fiscal quarters ended February 28, 2021 and May 31, 2021, and other filings made by SYNNEX with the SEC. These SEC filings contain important information regarding events, developments and updates affecting SYNNEX and its expectations, including those that have occurred since the filing of the 2020 Form 10-K. Accordingly, this Current Report on Form 8-K should be read in conjunction with SYNNEX’
Form 10-Q
for the fiscal quarter ended February 28, 2021 and May 31, 2021, and other filings made by SYNNEX with the SEC.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Document

23.1	Consent of KPMG LLP.

99.1	Revised Sections of SYNNEX’ Annual Report on Form 10-K:

Part II, Item 6. Selected Financial Data

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk.

Part II, Item 8. Financial Statements and Supplementary Data.

Part IV, Item 15(a). Exhibits and Financial Statement Schedules.

101.INS	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2021	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung
Senior Vice President, General Counsel and Corporate Secretary

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